INCOME TAXES (Details 2) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
INCOME TAXES
Net Operating Losses	$ 1,032,904	$ 974,283
Stock Options	250,182	131,318
Other	204	4,770
Total Deferred tax assets	1,283,326	1,110,371
Depreciation	(12,015)	(40,376)
Total deferred tax liability	(12,015)	(40,376)
Deferred tax asset (liability)	1,271,311	1,069,995
Valuation allowance	(1,271,311)	(1,069,995)
Net deferred tax asset (liability)	$ 0	$ 0